EXHIBIT 10.6

                                   FORM OF 144


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

AMOUNT                                          $12,500
CERTIFICATE  NUMBER                             __________

     FOR VALUE RECEIVED, FTS Apparel, Inc., a Colorado corporation (the "Company"), is hereby receiving from DUTCHESS PRIVATE EQUITIES FUND, LP (the "Holder") on August 22, 2002, (the "Closing Date"), the amount of Twelve-Thousand Five Hundred Dollars ($12,500) U.S in the Form 144 Stock with a Reset ("144") to be registered in the current registration rights.

It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on Closing Date.

Within five (5) business days after the Closing Date, the Company shall deliver a certificate, for the 250,000 shares of Common Stock. In the event the Company does not make delivery of the Common Stock to the Holder's address below, within five (5) business days after the Closing Date, then in such event the Company shall pay to Holder two percent (2%) in cash, of the dollar value of the 144 each day after the fifth (5th) business day following the Conversion Date that the Common Stock is not delivered to the Purchaser.

 The Company shall furnish to Holder such number of prospectuses and other documents incidental to the registration of the shares of Common Stock underlying the 144, including any amendment of or supplements thereto.

At anytime after thirteen (13) trading days after the date of effectiveness of the registration statement as declared by the U.S. Securities and Exchange Commission ("SEC"), the Holder, at its sole option, shall have the right to exercise a "Redemption" to redeem, in whole or in part, the outstanding amount of the 144, as follows: The Holder must notify the Company in writing, via facsimile transmission, that it is exercising its right of Redemption. The redemption amount shall be fifteen thousand dollars ($15,000) US and paid to the Holder within five (5) calendar days of the date the Company receives written notice from the Holder of the Redemption notice and if not paid in such time the Company shall pay the Holder two percent (2%) on the principal amount per week, compounded weekly. In the event the first drawdown off the Equity Line of Credit with Dutchess Private Equities Fund, LP ("Equity Line") is not equal to $15,000, then the Holder shall be paid off in multiple closing from the Equity Line, until such time that the $15,000 is paid off in full.
The Company shall prepare, and, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2, covering the resale of all of the Registrable Securities. The Company shall initially register for resale 250,000shares of Common Stock which would be issuable with five (5) days
        -------
following  the  Closing  Date.

If the Registration Statement covering the Registrable Securities required to be filed by the Company is not filed within twenty-five (25) calendar days following the Closing Date, then the Company shall pay the Investor the sum of two percent (2%) of the face amount of the Debentures outstanding as liquidated damages, and not as a penalty, for each ten (10) calendar day period, pro rata, following the twenty-five (25) calendar day period until the Registration Statement is filed.

The Holder shall have the option to reprice the shares for the purpose of ensuring a total value of $15,000. The Holder shall be able to reprice the shares two times within the first fifteen (15) months at the Holder's sole discretion ("Repricing Date"). If on the date which Dutchess deems a Repricing Date, the average closing bid price of the Company's common stock is less than ..06 per share, the Company is required to issue to Holder that number of shares of common stock necessary for Holder to receive a total value of $15,000 for the repricing shares. The reset shall be calculated by taking the average of the lowest three closing bid prices in the 15 trading days immediately preceding the Repricing Date, and divided into the amount of total principal left to be paid ("Reset Shares"). The amount of shares currently issued in this Agreement by Dutchess shall then be subtracted from the Reset Shares. ("Additional Shares")

The  use of proceeds shall be to the following parties for the following duties:

     For filing of the SB-2: Seth Farbman in the amount of $10,000. $7,500 of which shall be paid directly from escrow at time of closing. The remaining $2,500 shall remain in escrow and be paid to Farbman upon filing of the registration statement with the SEC.

     For subscription documents completed: Joseph B. LaRocco, Esq. In the amount of $2,500 which shall be paid directly from escrow at time of closing.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this 144 must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company:
     FTS Apparel
     301 Oxford Valley Road, Suite 1202
     Yardley, PA 19067
     Telephone:     215-369-9979
     Facsimile:     215-369-9957

     With  a  copy  to:
     Seth  Farbman,  Esq.
     301 Eastwood Road
     Woodmere, NY 11598
     Telephone:     516-569-6089
     Facsimile:     516-569-6084

If  to  the  Investor:

     Douglas  H.  Leighton
     312  Stuart  St,  3rd  Floor
     Boston,  MA  02216
     Telephone:  617-960-3570
     Facsimile:  617-960-3772

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.
The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Massachusetts, Suffolk County, applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Massachusetts.

The parties hereby agree to have Seth Farbman, Esq. act as Escrow Agent whereby the Escrow Agent, subject to the right of the parties to remove the Escrow Agent and the right of the Escrow Agent to resign, shall receive the Shares and Funds in escrow and distribute the same as set forth in this Agreement.

IN WITNESS WHEREOF, the Company has duly executed this 144 as of the date first written above.
Holder                                  FTS  Apparel,  Inc.

    /s/ Douglas Leighton                /s/ Scott Gallagher
By___________________________          By ____________________
Name:  Douglas  H.  Leighton           Name:       Scott  Gallagher
Title:     Managing  Member  of:       Title:       CEO
Dutchess  Capital  Management,  LLC
General  Partner  to:
Dutchess  Private  Equities  Fund,  L.P.